SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                 1934    (Amendment No._____)

 X   Filed by the Registrant
     Filed by a Party other than the Registrant

Check the appropriate box:
X Preliminary Proxy Statement
 Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement
 Definitive Additional Materials
 Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                RUSSELL INSURANCE FUNDS
                    (Name of Registrant as Specified In Its Charter)

            ----------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

X   No fee required.

    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

    Fee paid previously with preliminary proxy materials.

    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.  Amount Previously Paid:_________________________________________________

    2.  Form, Schedule or Registration Statement No.:___________________________

    3.  Filing Party:___________________________________________________________

    4.  Date Filed:

                                   RUSSELL INSURANCE FUNDS
                                         909 A Street
                                   Tacoma, Washington 98402
                                        1-800-972-0700


Dear Shareholder:

     Enclosed is a Notice of Special Meeting in lieu of Annual Meeting of Shareholders of the Russell Insurance Funds (the "Investment Company"). The Special Meeting has been called for Thursday, November 19, 1998 at 11:00 a.m., local time, at the offices of the Investment Company at 909 A Street, Tacoma, Washington. The accompanying Proxy Statement details the proposals being presented for your consideration.

The Special Meeting will consider several matters, and shareholders will be asked to: (i) elect the members of the Board of Trustees of the Investment Company; (ii) ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants; (iii) approve a proposed management agreement between the Investment Company, on behalf of each sub-trust of the Investment Company (each a "Fund") and Frank Russell Investment Management Company ("FRIMCo"), to take effect upon the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company; and (iv) approve a change in each Fund's fundamental investment restriction limiting borrowing to authorize a higher borrowing level for the purpose of meeting redemptions.

     The enclosed materials provide details of the proposals. Accordingly, a proxy card for the Special Meeting in lieu of Annual Meeting of Shareholders is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR CARD AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING. Please return your proxy card as soon as possible.

Sincerely,


Karl J. Ege, Esq.
Secretary

NOTE: If you own shares of more than one Fund, you will receive a separate proxy card for each Fund. PLEASE COMPLETE THE CARD PROVIDED FOR EACH FUND IN WHICH YOU OWN SHARES so that each Fund will have the quorum needed to conduct its business.

                                   RUSSELL INSURANCE FUNDS
                                         909 A Street
                                   Tacoma, Washington 98402
--------------------------------------------------------------------------------

                                  NOTICE OF SPECIAL MEETING
                                       OF SHAREHOLDERS
                                            OF THE
                                   RUSSELL INSURANCE FUNDS

                          To be held on Thursday, November 19, 1998





     To the Shareholders of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund and Core Bond Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Shareholders") of the four sub-trusts (each a "Fund," and collectively the "Funds") of Russell Insurance Funds (the "Investment Company") will be held at the Investment Company's offices located at 909 A Street, Tacoma, Washington, on Thursday, November 19, 1998 at 11:00 a.m., local time, for the following purposes:

1.      To elect the members of the Board of Trustees of the Investment Company.

2. To ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants.

3. To approve a proposed management agreement with Frank Russell Investment Management Company ("FRIMCo"), the current investment manager of the Investment Company, to take effect upon the closing of the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company.

4. To approve a change to each Fund's fundamental investment restriction limiting borrowing activities, authorizing a higher borrowing level for the purpose of meeting shareholder redemption requests.

The Special Meeting also will consider and act upon any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.

The attached Proxy Statement provides more information concerning the items upon which Shareholders will be asked to vote.

Shareholders of record as of the close of business on September 21, 1998, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                                   By Order of the
                                                   Board of Trustees,


                                                   KARL J. EGE, ESQ.
                                    Secretary

Tacoma, Washington
October ___, 1998





--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR TO THE MEETING. PLEASE COMPLETE AND RETURN ALL PROXY CARDS ENCLOSED. EACH IS FOR A SEPARATE FUND.
--------------------------------------------------------------------------------

                                   RUSSELL INSURANCE FUNDS
                                         909 A Street
                                   Tacoma, Washington 98402
                                        1-800-972-0700

                                      PROXY STATEMENT

                                   Dated October ____, 1998

                       FOR A SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                                      OF SHAREHOLDERS OF

                                   RUSSELL INSURANCE FUNDS

                                 TO BE HELD NOVEMBER 19, 1998

                                           SUMMARY



What is the Purpose of this Proxy Statement?

The principal purpose of this Proxy Statement is to seek Shareholder approval of the matters identified in the accompanying Notice of Special Meeting in lieu of Annual Meeting. Shareholders of each Fund will be asked to consider and approve, on behalf of their respective Fund(s), the four proposals discussed in this Proxy Statement. Before addressing the specific proposals, this Proxy Statement provides you with important information regarding how the Funds operate.

How are the Funds Managed?

Each Fund is a sub-trust of the Russell Insurance Funds, an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 909 A Street, Tacoma, Washington 98402. The management of the business and affairs of the Investment Company is the responsibility of the Board of Trustees (the "Board" or "Trustees"). The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with Frank Russell Investment Management Company ("FRIMCo" or the "Manager"), Frank Russell Company ("FRC") and the Funds' money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

Shareholders will be asked to elect Trustees, ratify the selection of accountants, and amend a restriction affecting borrowing. Shareholders will also consider approval of a new management agreement to become effective at the time of a change of control of FRC, the corporate parent of the investment manager to the Investment Company.

Each  Fund  is  managed  by  FRIMCo,  whose  address  is 909 A  Street,  Tacoma,
Washington 98402. As described in more detail in connection with Proposal #3 below, FRIMCo:

     provides  or  supervises  the  general   management   and   administration,
     investment advisory and portfolio management, and distribution services for the Funds;

      furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the custodian;


      develops investment guidelines and restrictions, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results; and


      provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.


FRIMCo pays the expenses of providing these services (other than transfer agent, dividend disbursing, and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds. FRIMCo is a wholly owned subsidiary of FRC, which provides comprehensive asset management consulting services to institutional pools of investment assets. The address of FRC is 909 A Street, Tacoma, Washington 98402. George F. Russell, Jr., Chairman of the Board of the Investment Company, is the Chairman of the Board and controlling shareholder of FRC.

The Investment Company has received an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") which permits the Investment Company, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the manager and the money managers of each sub-trust.

The money managers for the Funds are listed in Exhibit A to this Proxy Statement. The money managers will not change as a result of the proposals that Shareholders are being asked to consider at the Special Meeting.

What are the various fees and expenses for the Funds?

The following summarizes the fees and expenses of the Funds under the current service agreements.

Investment Management Fees:
Under its Management Agreement with the Investment Company, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Investment Company's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the money manager for the quarter. Additional information regarding the management fees of the Funds is set forth under "Information Regarding the Current Management Agreement" in this Proxy Statement.

Administrative Services:
FRIMCo provides the Investment Company with administrative services and facilities necessary to operate the Funds. FRIMCo also serves as the dividend-paying agent, transfer agent and shareholder servicing agent for the Funds.





                   PROPOSAL #1: TO ELECT THE MEMBERS OF THE BOARD OF TRUSTEES

At its meeting held on October 5, 1998, the Trustees determined to present the election of the Board of Trustees to Shareholders at the Special Meeting. Messrs. Russell, Lynn L. Anderson, Paul E. Anderson, Baxter and
Gingrich, Dr. Anton and Ms. Palmer (the "Current Trustees"), after due consideration, unanimously approved each nominee identified below to serve as a member of the Board of Trustees. Mr. Russell will not stand for re-election as a voting Trustee of the Investment Company, although he has been elected to serve as a Trustee Emeritus immediately upon the completion of his present service as a Trustee. In considering the nominees for election as Trustees of the Investment Company, the Trustees took into account the qualifications of each of the nominees and the concern for the continued efficient conduct of the Investment Company's business.

In particular, the Trustees considered the requirements of the 1940 Act as they apply to the election of Trustees. One factor considered by the Board is the requirement imposed by the 1940 Act that the selection and nomination of trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Investment Company (the "Independent Trustees") must be committed, in the first instance, to the Independent Trustees then in office. The Independent Trustees met separately with Investment Company counsel, and proposed the nomination of the Independent Trustees whose names are set forth below.

At a meeting held on October 5, 1998, the Board also noted the proposed change in control of FRC described in Proposal #3 below. Under Section 15(f) of the 1940 Act, for a period of three years following a change of control, at least 75% of the members of the Board of Trustees must be individuals who are not "interested persons" of FRIMCo or its predecessor entities. Based upon the current affiliations of the nominees for election, the election of a Board comprised of six nominees set forth in this Proposal #1 will satisfy that requirement.

     The Current Trustees will continue to serve as Trustees until the Trustees elected by the Shareholders take office, although Mr. Russell will resign as a voting Trustee effective December 30, 1998, or at such date as may be considered appropriate to assure that the composition of the Board complies with Section 15(f). Upon the election and qualification of the new Trustees, the six nominees listed below will constitute the Board of Trustees of the Investment Company. It is anticipated that the nominees will take office at the first regularly scheduled Board meeting following their election, which Board meeting is presently anticipated to be held in January, 1999. Mr. Russell and Mr. Lynn Anderson are and will continue to be, "interested persons" of the Investment Company. Mr. Russell has been designated by the Board of Trustees as a Trustee Emeritus of the Investment Company as described above pursuant to the Amended Master Trust Agreement. As a Trustee Emeritus, he will be expected to attend meetings of the Board, will participate in discussions of the business of the Investment Company, and may continue to provide the benefit of his advice and experience to the Board. Under the Amended Master Trust Agreement, a Trustee Emeritus does not vote on any matter before the Board, and is not liable for the actions taken or omitted by the Board.

Because the Investment Company does not hold regular annual meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified. The Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or required or permitted by the Master Trust Agreement and by-laws of the Investment Company. In compliance with the 1940 Act, shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by shareholders.

The Nominees

The following information is provided for each of the six nominees. It includes the nominee's name, principal occupation(s) or employment during the past five years, and directorships with other companies which file reports periodically with the SEC. Unless otherwise noted, the mailing address for each nominee is Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402. Each of the nominees is currently a Trustee of the Investment Company and, except as otherwise indicated, has served as a Trustee since 1996.

Mr. Lynn Anderson is the only nominee for election as a Trustee who is an "interested person" of the Investment Company as defined in the 1940 Act. This designation results from his ownership interest and position as an officer of certain FRC affiliates. As used in the list below, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

*Lynn L. Anderson--59 years old--Trustee, President and Chief Executive Officer since 1996. Trustee, President and Chief Executive Officer, Frank Russell Investment Company; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board and President, The SSgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Trust Company; Director and Chairman of the Board, Frank Russell Investment Company Public Limited PLC; Director, Frank Russell Company, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd. and Frank Russell Investments (UK) Ltd., Russell Insurance Agency, Inc., Frank Russell Investment Company, PLC; June 1993 to November 1995, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company); November 1995 to December 1996, Director and Chairman, Russell MLC Management Company; December 1996 to March 1997, Director and Chairman, Frank Russell Company (Delaware) Inc.

     Paul E. Anderson--66 years old--Trustee. 23 Forest Glen Lane, Tacoma, Washington 98409. Trustee, Frank Russell Investment Company; 1996 to Present, President, Forest Limited Partnership. 1984 to 1996, President, Vancouver Door Company, Inc.

     Paul Anton, Ph.D.--78 years old--Trustee. PO Box 212, Gig Harbor, Washington 98335. Trustee, Frank Russell Investment Company. President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.

     William E. Baxter--72 years old--Trustee. 800 North C Street, Tacoma, Washington 98403. Trustee, Frank Russell Investment Company, Retired.

     Lee C. Gingrich--67 years old--Trustee. 1730 North Jackson, Tacoma, Washington 98406. Trustee, Frank Russell Investment Company. President, Gingrich Enterprises, Inc. (Business and Property Management).

     Eleanor W. Palmer--71 years old--Trustee. 2025 Narrows View Circle #232-D, P.O. Box 1057, Gig Harbor, Washington 98335. Trustee, Frank Russell Investment Company; Director of Frank Russell Trust Company.

The Investment Company pays fees only to the Independent Trustees of the Investment Company. Compensation of officers and Trustees who are "interested persons" of the Investment Company (as indicated by an asterisk) is paid by FRIMCo or its affiliates.

All of the nominees attended each regular Board of Trustees meeting held in 1997, and the special meeting of the Board of Trustees held on June 6, 1997, except for Paul Anderson, who was absent from two meetings, Lynn L. Anderson, who was absent from three meetings, and Eleanor W Palmer, who was absent from one meeting. The Board of Trustees has an Audit Committee, which is composed of the Independent Trustees of the Investment Company. The function of the Audit Committee is to advise the Board with regard to the appointment of the Investment Company's independent accountants, review and approve audit and non-audit services of the Investment Company's independent accountants, and meet with the Investment Company's financial officers to review the conduct of accounting and internal controls. The Committee also serves as a vehicle for these Trustees to consult separately with the Investment Company's outside counsel. The Audit Committee met once during the year ended December 31, 1997. All members of the Audit Committee attended the Audit Committee meeting. The Board does not have standing nominating or compensation committees.

        The following represents the compensation paid to each Current Trustee for the fiscal year ended December 31, 1997:

                                            PENSION OR
                      AGGREGATE             RETIREMENT          ESTIMATED      TOTAL COMPENSATION
                     COMPENSATION      BENEFITS ACCRUED AS       ANNUAL               FROM
TRUSTEE          FROM THE INVESTMENT       PART OF THE        BENEFITS UPON      THE INVESTMENT
                       COMPANY              INVESTMENT         RETIREMENT           COMPANY
                                         COMPANY EXPENSES                       PAID TO TRUSTEES

Lynn  L. Anderson           $ 0                  $0                 $0                   $0

Paul E. Anderson        $11,263*                 $0                 $0              $31,263**

Paul Anton, PhD.        $11,263*                 $0                 $0              $31,263**

William E.Baxter        $11,263*                 $0                 $0              $31,263**

Lee C. Gingrich         $11,263*                 $0                 $0              $31,263**

Eleanor W. Palmer       $11,263*                 $0                 $0              $31,263**

George F.Russell            $ 0                  $0                 $0                   $0

*  Of this amount, $4,000 was for services during 1996.

** The Trustees received $20,000 for service as trustees on the Board of Trustees for the Frank Russell Investment Company.

Officers of the Investment Company

Information about the Investment Company's principal executive officers (other than Lynn Anderson), including their names, ages, position(s) with the Investment Company, and principal occupation or employment during the past five years, is set forth below. An asterisk (*) indicates that the officer is an "interested person" of the Investment Company as defined in the 1940 Act. As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

     *George F. Russell, Jr.--65 years old--Trustee and Chairman of the Board since 1996. Trustee and Chairman of the Board of Frank Russell Investment Company since 1984; Director, Chairman of the Board and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc., Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board, and President, Russell 20/20 Association.

*Mark E. Swanson--34 years old--Treasurer and Chief Accounting Officer since August 1998. Treasurer and Chief Accounting Officer, Frank Russell Investment Company; Interim Director, Finance and Operations, Frank Russell Trust Company; Senior Vice President and Assistant Fund Treasurer, SSgA Funds (investment company); Interim Director of Fund Administration and Accounting, Frank Russell Investment Management Company; Manager, Funds Accounting and Taxes, Russell Fund Distributors, Inc. April 1996 to August 1998, Assistant Treasurer, Frank Russell Investment Company; August 1996 to August 1998, Assistant Treasurer, Frank Russell Investment Company; November 1995 to July 1998, Assistant Secretary, the Seven Seas Series Fund; February 1997 to July 1998, Manager, Funds Accounting and Taxes, Frank Russell Investment Management Company.

*Randall P. Lert--44 years old--Director of Investments since 1996. Director of Investments, Frank Russell Investment Company; Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc. Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd.; Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1990 to November 1995, Director of Investments of Frank Russell Investment Management Company.

*Karl J. Ege--56 years old--Secretary and General Counsel since 1996. Secretary and General Counsel of Frank Russell Investment Company. Director, Secretary and General Counsel, Russell Fiduciary Services Co., Frank Russell Capital, Inc.; Secretary, General Counsel and Managing Director--Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company Inc., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank Russell Company Limited (London) and Russell Systems Ltd.; Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Company S.A., Frank Russell Japan Co. Ltd., Frank Russell Company (NZ) Limited, Russell Investment Nominee Co PTY Ltd and Frank Russell Investments (UK) Ltd.; Secretary, A Street Investments, Inc.; Director and Secretary, Frank Russell Investments (Delaware), Inc.; July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation; July 1993 to December 1996, Secretary, Russell MLC Management Co.

*Peter Apanovitch--52 years old--Manager of Short-Term Investment Funds since 1996. Manager of Short-Term Investment Funds, Frank Russell Investment Company; Manager of Short-Term Investment Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.

     The persons named in the proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of each nominee. A Shareholder may vote for or withhold authority to vote on any or all of the nominees. If an executed proxy is returned without voting instructions, the shares will be voted for all nominees named herein for Trustees. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Investment Company knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named in the proxy will exercise their voting power to vote for such substitute person or persons as the Current Trustees of the Investment Company may recommend. If any nominee is not approved by the Shareholders of the Investment Company, the Board will consider alternative nominations.

The nominees who receive the greatest number of votes cast by the shareholders of the Investment Company who are present at the Meeting in person or by proxy will be declared elected.

                            THE BOARD OF TRUSTEES RECOMMENDS THAT
                          SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE
                                 NOMINEES FOR ELECTION TO THE
                         BOARD OF TRUSTEES OF THE INVESTMENT COMPANY


                        PROPOSAL #2: RATIFICATION OF THE SELECTION OF
                               PRICEWATERHOUSECOOPERS LLP AS THE
                         INVESTMENT COMPANY'S INDEPENDENT ACCOUNTANTS

At its meeting on April 27, 1998, pursuant to a request by the management of the Investment Company, the Board, including a majority of the Independent Trustees of the Investment Company, selected the firm of PricewaterhouseCoopers LLP to be independent accountants for the Investment Company for the fiscal year ending December 31, 1998. Shareholders of all of the sub-trusts of the Investment Company are being asked at the Special Meeting to ratify the selection of PricewaterhouseCoopers LLP, a firm formed by the recent merger of the Investment Company's accountant with another prominent accounting firm.

Services in connection with the audit function to be performed by the Investment Company's independent accountants include: (i) the examination of the annual financial statements of the Investment Company; (ii) all services rendered in order to permit the accountants to render a formal opinion on the Investment Company's financial statements; and (iii) provision of assistance and consultations with respect to filings with the SEC. PricewaterhouseCoopers LLP does not have any direct or indirect financial interest in the Investment Company. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the Special Meeting. If a representative is present, he or she will have an opportunity to make a statement if he or she so desires to do so, and would be available to respond to appropriate questions.

To be ratified, the appointment of PricewaterhouseCoopers LLP must receive the affirmative vote of a majority of the securities of the Investment Company which are present at the Meeting in person or by proxy, and vote on this proposal.

                               THE BOARD OF TRUSTEES RECOMMENDS
                             THAT SHAREHOLDERS VOTE TO RATIFY THE
                          SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                       THE INVESTMENT COMPANY'S INDEPENDENT ACCOUNTANTS

                        PROPOSAL #3: TO APPROVE A PROPOSED MANAGEMENT
                          AGREEMENT BETWEEN THE INVESTMENT COMPANY,
                          ON BEHALF OF EACH FUND, AND FRANK RUSSELL
                        INVESTMENT MANAGEMENT COMPANY, TO TAKE EFFECT UPON THE ACQUISITION OF FRANK RUSSELL COMPANY
                      BY THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


Introduction

FRIMCo currently serves as the investment manager to the Funds pursuant to an investment management agreement (the "Management Agreement") described below. The current Management Agreement with FRIMCo is dated August 5, 1996. The Management Agreement was continued until April 30, 1999, by the Board, including all of the Independent Trustees, at its meeting held on April 27, 1998. The continuance of the current Management Agreement assured that the Investment Company would continue to receive the services of FRIMCo after April 30, 1998. On August 10, 1998, FRC entered into an Agreement and Plan of Merger (the "Transaction Agreement") with The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") pursuant to which Northwestern Mutual will acquire at the effective time all of the outstanding common stock of FRC through the merger of Project Rainier Corp., a wholly-owned subsidiary of Northwestern Mutual, with and into FRC (the "Transaction"). Northwestern Mutual is a Milwaukee-based mutual insurance company with assets of more than $76 billion at June 30, 1998, and annual revenues of more than $12.3 billion for the year ended December 31, 1997. Northwestern Mutual Investment Services, LLC ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual, serves as investment adviser to the Mason Street Funds, Inc. (a family of retail mutual funds sponsored by Northwestern Mutual) and Northwestern Mutual Series Fund, Inc. (the investment fund for Northwestern Mutual's variable annuity and life insurance contracts). NMIS had approximately $9 billion under management at June 30, 1998. The mailing address of Northwestern Mutual is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

     Pursuant to the Transaction Agreement, FRC will be the surviving corporation in the merger, and will continue to exist as a Washington corporation, as a subsidiary of Northwestern Mutual. The corporate headquarters of FRC will remain in Tacoma, Washington. FRC will retain its name and operating independence and will continue to operate globally as a separate company. George
F. Russell, Jr. will continue as Chairman of the Board of Directors of FRC. Michael J. A. Phillips will continue as Chief Executive Officer of FRC and as a member of FRC's Board of Directors.

Consummation of the Transaction will constitute an "assignment," as that term is defined in the 1940 Act, of the Management Agreement. As required by the 1940 Act, that Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction and the resulting termination, a new investment agreement (the "New Agreement") between the Funds and FRIMCo is being submitted for approval by shareholders of the Funds. A copy of the Management Agreement is attached hereto as Exhibit B. THE NEW AGREEMENT FOR THE FUNDS WILL CONTAIN IN ALL MATERIAL RESPECTS THE SAME TERMS AS THE TERMS IN THE MANAGEMENT AGREEMENT THAT ARE IN EFFECT AT THE TIME OF THE CONSUMMATION OF THE TRANSACTION, other than the effective date of the agreement.

Board of Trustees Evaluation and Conclusions

At a Board of Trustees meeting on August 10, 1998, the Board was advised that FRC and Northwestern Mutual had entered into the Transaction Agreement. The Board directed the officers of the Investment Company to obtain additional information concerning Northwestern Mutual, the terms of the Transaction, and the impact of the Transaction on the Investment Company. Extensive information was provided to the Board by FRC and Northwestern Mutual, and this information was reviewed by the Board. In addition, the Independent Trustees also consulted with the Investment Company's outside counsel concerning these matters. After a careful review and evaluation of this information, a special meeting of the Board was held on October 5, 1998 to consider the information provided by FRC and Northwestern Mutual.

At its October meeting, the Board of the Investment Company focused upon the effect of the proposed Transaction on the Investment Company. Representatives of FRC and Northwestern Mutual attended the meeting and described the terms of the proposed Transaction and the perceived benefits to the FRC organization, FRIMCo and FRIMCo's investment advisory clients. In the course of these discussions, FRIMCo and FRC advised the Independent Trustees that they did not expect that the proposed Transaction would have a material effect on the operations of the Investment Company or its shareholders. FRC has advised the Independent Trustees that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of FRIMCo, or in the way that FRIMCo provides services to the Investment Company. Representatives of Northwestern Mutual have informed the Trustees that Northwestern Mutual currently intends to maintain the separate existence of the investment companies that FRIMCo advises, and the funds that NMIS manages.

Though no specific plans have been developed at this time, the Trustees have been advised by FRC that there may be some changes in personnel currently involved in providing services to the Investment Company in order to combine the strengths and efficiencies of FRC and Northwestern Mutual. With respect to non-investment advisory services, Northwestern Mutual and FRC will seek to identify ways in which FRIMCo and other subsidiaries of Northwestern Mutual (including Robert W. Baird & Co. Incorporated) can more effectively meet the administrative needs of the Investment Company and its affiliates. Any restructuring of non-advisory services provided by FRIMCo will be subject to the review and approval of the Board of Trustees, including the Trustees who are not "interested persons" of FRC or Northwestern. In their discussions with the Trustees, Northwestern Mutual representatives also emphasized the strengths of the Northwestern Mutual organization and its commitment to provide the FRC organization, including FRIMCo, with the resources necessary to continue to provide high quality services to the Investment Company and the other investment advisory clients of the FRC organization.

The Board of the Investment Company was advised that the Transaction Agreement provides for FRC to rely, and that FRC intends to rely, on Section 15(f) of the 1940 Act, which provides a safe harbor for an investment adviser to an investment company (and the adviser's affiliated persons) to retain any amount or benefit received in connection with a change in control of the investment adviser so long as the two conditions described below are met.

First, for a period of three years after the Transaction, at least 75% of the members of the Board of Trustees of the Investment Company must not be "interested persons" of the Investment Company's investment adviser or its predecessor adviser. Assuming the election of the nominees listed in Proposal #1, the Board of the Investment Company would be in compliance with this provision of Section 15(f) at the time of, or prior to, the consummation of the Transaction. (See Proposal #1 concerning the election of the Board of Trustees.)

Second, an "unfair burden" must not be imposed upon the Investment Company as a result of such Transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Investment Company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Investment Company (other than ordinary fees for bona fide services as principal underwriter for the Investment Company). No compensation agreements which would violate Section 15(f) are contemplated in connection with the Transaction.

FRIMCo has undertaken to pay the costs associated with the preparation, filing, printing, and distribution of these proxy materials, and of holding the special meeting in lieu of annual meeting, as well as any other fees and expenses incurred by the Investment Company in connection with the Transaction, including the fees and expenses of legal counsel to the Investment Company.

During the course of their deliberations, the Independent Trustees considered a variety of factors. These included the nature, quality and extent of the services furnished by FRIMCo to the Investment Company; the investment record of FRIMCo in managing the Funds in the Investment Company, including the special role of FRIMCo as a "manager of managers"; the increased complexity of the domestic and international securities markets; and comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios. The Board also considered the risks assumed by FRIMCo by serving as Adviser to the Investment Company; the necessity for FRIMCo to maintain and enhance its ability to retain and attract capable personnel to serve the Investment Company; FRIMCo's profitability from advising the Investment Company; and other benefits received by FRIMCo from serving the Investment Company. In connection with the acquisition of FRC by Northwestern Mutual, the Board noted that there could be possible economies of scale or other advantages to the Investment Company of having an adviser with a parent which also serves other investment companies. The Board also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage experienced personnel and to provide services to competing investment companies; and the financial resources of FRIMCo and the continuance of appropriate incentive compensation arrangements to assure that FRIMCo will continue to furnish high quality services to the Investment Company.

In addition to the foregoing factors, the Independent Trustees gave careful consideration to the likely impact of the Transaction on the FRC organization. In this regard, the Independent Trustees considered, among other things, the following factors: the structure of the Transaction, which is expected to afford FRIMCo executives significant autonomy over FRIMCo's operations and could potentially provide meaningful FRC equity participation and incentives for certain FRIMCo employees; FRIMCo's, FRC's and Northwestern Mutual's commitment to enable FRIMCo to pay compensation adequate to attract and retain top quality personnel; information regarding the financial resources and business reputation of Northwestern Mutual; the complementary nature of various aspects of the business of FRIMCo and the Northwestern Mutual organization; and the current intention of Northwestern Mutual to maintain separate Frank Russell and Northwestern Mutual brands in the mutual fund business. Based on the foregoing, the Independent Trustees concluded that the Transaction should cause no reduction in the quality of services provided to the Investment Company and concluded that the Transaction should enhance FRIMCo's ability to provide such services. The Independent Trustees considered the foregoing factors with respect to each of the sub-trusts of the Investment Company, and the Investment Company collectively. The Trustees, including the Independent Trustees, concluded that the on-going reorganization of the organizational and operational structure of the sub-trusts of the Investment Company permitted the Trustees to conclude that no sub-trust would be affected differently from the Investment Company as a whole in these respects, and therefore determined that the conclusions of the Board with respect to these matters would have equal impact with respect to every sub-trust in the Investment Company.

As a result of these deliberations, at the Board of Trustees meeting on October 5, 1998, the Trustees of the Investment Company, including the Independent Trustees, approved the New Agreement for the Investment Company, and recommended that shareholders of each of the sub-trusts in the Investment Company approve the New Agreement, to become effective upon the completion of the change of control of FRC and the termination of the Management Agreement then in effect.

The Board has not determined what action would be taken in the event that any sub-trust does not approve the New Agreement for that sub-trust, and the Transaction closes. In such a circumstance, the Board would seek to obtain for the sub-trust suitable advisory services from FRIMCo or another investment advisor on both an interim and/or a continuing basis. The approval of continuing arrangements would be subject to the approval of the shareholders of the affected sub-trust. The Trustees have determined that, in the event the Transaction is not completed, FRIMCo will continue to serve the Investment Company under the terms of the agreement then in effect.

Information Concerning the Transaction and Northwestern Mutual

     Under the Transaction Agreement, at the effective time of the Transaction, each share of FRC common stock then outstanding (other than shares for which dissenters' rights have been exercised) will be converted into the right to receive $905,000,000 divided by the number of fully diluted units of equity of FRC (taking into account all outstanding shares of FRC capital stock, options to acquire shares of FRC capital stock, equity appreciation units and other equity related rights), adjusted as described below. Such share price will be increased or reduced based on the change (taking into account certain pro forma adjustments) in FRC's net worth per share between March 31, 1998 and closing. In addition, $90,000,000 of the $905,000,000 will be held back by Northwestern Mutual at the closing to cover any adjustments occasioned by changes in the net worth of FRC and for any losses incurred by Northwestern Mutual or FRC as a result of the breach by FRC of certain specified representations made by FRC in the Transaction Agreement, and will be distributed to the former FRC shareholders and other former holders of FRC equity related rights no earlier than October 1, 1999 to the extent that there are no such adjustments or claims in respect of the breach of the specified representations. FRC currently has approximately 200 shareholders. Certain shareholders of FRC who have held their shares of common stock for less than twelve months will have the option to convert such shares of common stock into FRC preferred stock prior to the closing. Such preferred stock will be subject to certain put and call rights during certain periods (at a price per share equal to the amount that would have been paid if the preferred stock had been common stock at the effective time of the Transaction, plus a percentage of cumulative earnings per share of FRC on a fully diluted basis from such effective time to the quarter preceding the put or call) but will convert to FRC common stock if not redeemed or repurchased after four years. George Russell, his family members and their related trusts are expected to own approximately 59% in the aggregate of the fully diluted equity units of FRC at the effective time of the Transaction. Lynn Anderson is also a shareholder of FRC and is expected to own approximately 1% of the fully diluted equity units of FRC at the effective time of the Transaction.

At and after the effective time of the Transaction, FRC will be a subsidiary of Northwestern Mutual. FRIMCo will remain a wholly-owned subsidiary of FRC. In connection with the Transaction, 50,000,000 shares of new FRC common stock will be reserved for future issuance under an FRC Incentive Payments Plan. The Incentive Payments Plan will be established to enhance the value of FRC and its subsidiaries, including FRIMCo, by motivating superior performance of management and key employees of the FRC organization after the closing of the Transaction through the award of shares of FRC common stock and cash (to cover certain income tax consequences of any stock award) to certain employees of FRC and its subsidiaries. Over the course of a five-year period from the effective time of the Transaction, participants in the Incentive Payments Plan could collectively earn awards constituting up to 20% of the outstanding common stock of FRC, depending upon FRC's cumulative earnings over the five year period. George Russell and his wife, Jane Russell, will be awarded 20% in the aggregate of the total number of incentive shares that may be issued under the Incentive Payments Plan. Lynn Anderson is expected to participate in the Incentive Payments Plan. The number of incentive shares to be granted to Mr. Anderson will be determined after the closing of the Transaction.

At the closing, FRC and Northwestern Mutual will enter into a Governance Agreement (the "Governance Agreement"). Under the Governance Agreement, the Board of Directors of FRC will be comprised of five persons. Initially, Northwestern Mutual will elect to the FRC Board George F. Russell, Jr., Michael J.A. Phillips (both of whom are currently members of FRC's Board) and three other Northwestern Mutual-designated persons. Thereafter, Northwestern Mutual has agreed to take all actions within its power to cause the FRC Board at all times to be comprised of (i) FRC's Chief Executive Officer and one other senior officer or employee of FRC designated by the Chief Executive Officer and approved by a majority of the FRC directors then in office (with Messrs. Russell and Phillips, each a "Russell-designated director"); and (ii) three other persons designated by Northwestern Mutual.

The names, addresses and principal occupations of the initial Russell-designated directors are as follows:

                    George F. Russell, Jr., 909 A Street, Tacoma, Washington, 98402; Trustee and Chairman of the Board, Frank Russell
                    Investment Company; Trustee and Chairman of the Board, Russell Insurance Funds; Director, Chairman of the Board, and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc., Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association.

                    Michael J.A. Phillips, 909 A Street, Tacoma, Washington, 98402; Director, President and Chief Executive Officer, Frank Russell Company; Director and President, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Capital Inc., Frank Russell Japan Co., Ltd., Frank Russell Trust Company, Russell Systems Limited, Frank Russell Company Limited and Frank Russell Company Pty Limited.

The three initial directors to be designated by Northwestern Mutual have not yet been determined, but will be selected prior to the closing of the Transaction. It is currently anticipated that such directors will be selected from among the executive officers of Northwestern Mutual.

The Governance Agreement, which will terminate no later than December 31, 2008, vests the officers of FRC with the responsibility for day-to-day management and implementation of FRC's annual operating budget and strategic plan. However, FRC Board approval is required before certain specified actions may be taken by FRC or its subsidiaries including, (i) the registration, issuance and/or sales of securities of FRC and its subsidiaries; (ii) the merger, consolidation or sale of a substantial portion of assets with or to another entity (other than another FRC company); (iii) entering into certain joint ventures, partnerships or other business combinations or acquisitions; (iv) entering into any material business or line of business other than investment management, investment consulting, securities trading, analytical services, and other similar financial services, or discontinuing any material line of business; (v) entering into material exclusivity contracts, or other agreements, which materially restrict the manner in which FRC or its subsidiaries conduct their investment management business in any jurisdiction, or any U.S. distribution agreements with any life insurance company or life insurance marketing company other than Northwestern Mutual and its affiliates; (vi) selling, leasing or otherwise disposing of certain assets or property; (vii) assuming, incurring, or becoming liable for certain material indebtedness for borrowed money; (viii) pledging, mortgaging or encumbering certain assets; (ix) amending its articles of incorporation or bylaws or undertaking any recapitalization or similar plan; (x) changing FRC's heads of internal audit or compliance; (xi) approving any transaction with key employees or certain related parties; (xii) taking any action with respect to an FRC stockholder meeting; (xiii) declaring dividends or distributions on FRC's shares; or (xiv) taking any action required to be taken or approved by the FRC Board under Washington State corporate law. With respect to (iv) and (v) above, FRC Board approval must include the approval of the Chief Executive Officer of FRC. In addition, for a period of ten years from the date of the Governance Agreement, FRC may not change its name or move its principal place of business to a location other than Tacoma, Washington, without the unanimous vote or consent of the FRC Board.

The closing of the Transaction is subject to a number of conditions, including, among others, approval by FRC shareholders; a determination that at the closing date FRC's annualized revenues from investment advisory, retainer consulting and analytical services (neutralized for market effect and currency fluctuations) have not fallen below 90% of the level of such revenues as of July 31, 1998; the absence of any restraining order or injunction preventing the Transaction, or any litigation seeking such an injunction; the continued accuracy of the representations and warranties contained in the Transaction Agreement; delivery and/or filing of certain documents contemplated by the Transaction Agreement; all material governmental approvals having been obtained; holders of not more than 2% of the outstanding FRC common stock having exercised their statutory appraisal rights; and compliance in all material respects with all agreements and obligations contained in the Transaction Agreement. Holders entitled to vote a percentage of shares of FRC sufficient to approve the Transaction have entered into an agreement with Northwestern Mutual in which they have agreed to vote such shares in favor of the approval of the Transaction. The Transaction is expected to close on or about December 30, 1998, with the merger becoming effective on January 1, 1999.

The information set forth under this Proposal #3 concerning FRC and the Transaction has been provided to the Investment Company by FRC, and the information set forth under this Proposal #3 concerning Northwestern Mutual has been provided to the Investment Company by Northwestern Mutual.

Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized under the laws of Wisconsin. Its home office is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797. Northwestern Mutual's products consist of a full range of permanent and term life insurance, disability income insurance, long term care insurance, mutual funds and annuities for personal, estate, retirement, business and benefits planning. Northwestern Mutual provides its insurance products and services through an exclusive network of approximately 7,200 agents associated with over 100 general agencies nationwide. Northwestern Mutual leads the U.S. in both individual life insurance sold annually (approximately $78 billion in 1997) and total individual life insurance in force (more than $500 billion at June 30, 1998). Northwestern Mutual employs over 3,600 people, mostly in Milwaukee, Wisconsin.

FRC, one of the world's leading investment management and consulting firms, provides investment advice, analytical tools and funds to institutional and individual investors in more than 30 countries. FRC, through its subsidiaries, currently manages approximately $40 billion in assets and provides investment strategy consulting, including manager selection, for more than $1 trillion in retainer client assets. It is also well known for its family of market indexes, including the Russell 2000(R). Russell indexes provide complete sets of performance benchmarks for investors in Australia, Canada, Japan and the United States. FRC is a three-time winner of Washington CEO magazine's "Best Large
Company to Work For" award in Washington State, and in 1997 was chosen from among some 12 million family companies to receive the "National Family Business of the Year" Award. Founded in 1936, the FRC organization is an established presence in the asset management and mutual fund industry.

Required Vote

     To be approved, the Management Agreement must receive the affirmative vote of a "majority of the outstanding voting securities" of each Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of each Fund means the lesser of (i) 67% or more of the shares of each Fund represented at the Special Meeting, if more than 50% of the outstanding shares are present at the Special Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares of each Fund.


                      THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                    VOTE TO APPROVE THE PROPOSED MANAGEMENT AGREEMENT WITH
                         FRIMCo ON BEHALF OF THE FUNDS, TO TAKE EFFECT
                      UPON THE ACQUISITION OF FRC BY NORTHWESTERN MUTUAL




                           PROPOSAL #4: TO APPROVE AN AMENDMENT TO
                              EACH FUND'S FUNDAMENTAL INVESTMENT
                        RESTRICTIONS TO INCREASE THE AMOUNT WHICH THE
                             FUND MAY BORROW TO MEET REDEMPTIONS

What is the current limitation on borrowing by the Funds?

Section 18(f)(1) of the 1940 Act provides that it shall be unlawful for any registered open-end investment company to issue any class of senior security or to sell any senior security of which it is the issuer, except that any such registered company shall be permitted to borrow from any bank; provided, that immediately after any such borrowing, there is an asset coverage of at least 300 per cent for all borrowings of the investment company; and provided further, that in the event that such asset coverage shall at any time fall below 300 per cent the registered company shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may allow, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per cent.

The Investment Company, on behalf of the Funds, has previously adopted a fundamental investment restriction that limits the borrowing authority of each sub-trust to less than the amount that is permitted by the 1940 Act as described in the prior paragraph. Specifically, each Fund's investment restriction on borrowing currently provides:

        "[The Fund will not:] Borrow amounts more than 5% of the Fund's total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes, except that [the] Fund may engage in reverse repurchase agreements to meet redemption requests without immediately selling any portfolio instruments. The Fund will not mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets. Collateral arrangements with respect to margin for futures contracts are not deemed a pledge of assets."

Why is an increase in the borrowing limitation proposed?

At a Board meeting held on October 5, 1998, management reported to the Board on the prospects for entering into a line of credit for the Investment Company with a commercial bank, whereby the Investment Company's sub-trusts would be permitted to borrow money under the line of credit in order to meet redemption requests. This practice would permit the Funds to pay redemption proceeds to shareholders without the need to make untimely and disadvantageous dispositions of securities. Given the current investment restriction of the Investment Company, borrowings by the Funds for this purpose would be limited to five percent of each Fund's assets.

At the Board meeting, management recommended that the Trustees consider approving a revision to the fundamental restriction that would authorize a higher borrowing level for the purpose of efficiently meeting shareholder redemption requests. FRIMCo, in advocating an increase in the borrowing limits for the Investment Company's sub-trusts, noted that raising the maximum level of borrowing to conform to the 1940 Act's limitation would give the Investment Company's money managers greater flexibility in meeting shareholder redemption requests.

The officers of the Investment Company noted that an increase in the maximum level of borrowing permitted to the Investment Company's sub-trusts would permit the Investment Company to negotiate a larger line of credit with a bank, although the officers advised the Board that there is no current intention to do so at this time.

At that meeting, the Board approved a proposal to increase the borrowing limit under each Fund's fundamental investment restriction, and directed that the officers of the Investment Company submit to Shareholders a proposal to approve such amendment to permit borrowing at a higher level by the Funds. If approved, each Fund's investment restriction would be revised to state:

        "[The Fund will not:] Borrow money, except that the Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that the Fund may borrow to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days. Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restriction, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets."

The revised fundamental investment restriction will take effect after receipt of approval by Shareholders.

To be approved, the proposal must receive the affirmative vote of "a majority of the outstanding voting securities" of each Fund, as defined in the 1940 Act and as described in more detail in the last paragraph under Proposal #3.

                            THE BOARD OF TRUSTEES RECOMMENDS THAT
                           SHAREHOLDERS VOTE TO APPROVE A CHANGE IN
                     EACH FUND'S FUNDAMENTAL RESTRICTIONS TO INCREASE THE
                          LIMITS ON BORROWING MONEY FOR THE PURPOSE
                                    OF MEETING REDEMPTIONS


                              INFORMATION REGARDING THE CURRENT
                                     MANAGEMENT AGREEMENT


     The table below sets forth (i) the net assets of each Fund as of the Investment Company's year ended December 31, 1997; (ii) the rate of management fees, computed daily and payable monthly, to which FRIMCo is entitled for the services provided and expenses assumed pursuant to the Management Agreement;
(iii) the actual management fees (net of waivers) paid by the Funds for the year ended December 31, 1997; and (iv) the management fees paid by FRIMCo to money managers for their services for the year ended December 31, 1997.

         Funds             Net Assets    Annual Management       Management Fees      Fees Paid to
                             as of         Fee (Based On        (net of waivers)     Money Managers
                            12/31/97    Average Net Assets)         for Year         for Year
                                                                 Ended 12/31/97      Ended 12/31/97

Multi-Style Equity Fund  $23,639,008         0.78%               $88,827              $53,897
Aggressive Equity Fund   $15,371,664         0.95%               $82,018              $75,321
Non-U.S. Fund            $ 6,876,259         0.95%               $25,461              $23,654
Core Bond Fund           $ 8,522,683         0.60%               $     0              $14,574

Until further notice, FRIMCo intends to voluntarily waive all or a portion of its management fees, and, if necessary, reimburse total fund operating expenses, to the extent necessary for each of the Funds to maintain annual expense ratios of not more than 0.92% for the Multi-Style Equity Fund; 1.25% for the Aggressive Equity Fund; 1.30% for the Non-U.S. Fund and 0.80% for the Core Bond Fund. Any such waiver may be revised or eliminated at any time.

For the year ended December 31, 1997, the Funds did not pay any brokerage commissions and did not enter into any brokerage transaction.

Directors and Officers of FRIMCo

Set forth below are the names and current positions of the officers and directors of FRIMCo, along with their positions with FRC and/or the Investment Company, as applicable:


    Name                    Investment Company         FRIMCo                     FRC

    George F. Russell,      Trustee,                   Director                   Director,
    Jr.                     Chairman of the Board                                 Chairman of
                                                                                  the Board

    Lynn L. Anderson        Trustee, President,        Director,                  Director
                            and Chief Executive        Chairman of the Board
                            Officer                    and Chief Executive
                                                       Officer

    Randall P. Lert         Director of                Director                   -------
                            Investments

    Eric A. Russell         -------                    Director, President        Director

    Karl J. Ege             Secretary and              Secretary and              Secretary and
                            General Counsel            General Counsel            General
                                                                                  Counsel

    Peter F. Apanovitch     Manager of Short Term      Manager of Short Term      -------
                            Investment Funds           Investment Funds

    Mark E. Swanson         Treasurer and Chief        Interim Director of        -------
                            Accounting Officer         Fund Administration
                                                       and Accounting



                       INFORMATION REGARDING THE SOLICITATION AND REVOCATION
                                 OF PROXIES AND VOTING INFORMATION

This Proxy Statement is provided on behalf of the Board of Trustees of the Investment Company in connection with a Special Meeting of Shareholders of the Investment Company to be held at the offices of the Investment Company at 909 A Street, Tacoma, Washington 98402, on Thursday, November 19, 1998 at 11:00 a.m., local time, and at any or all adjournments thereof. This Proxy Statement is being mailed to Shareholders on or about October 14, 1998. You may revoke your proxy at any time before it is exercised by delivering a written notice to the Investment Company expressly revoking your proxy, by signing and forwarding to the Investment Company a later-dated proxy, or by attending the Special Meeting and casting your votes in person.

The Investment Company requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. Under the terms of certain exemptive orders which the SEC has issued to the Investment Company, insurance companies which have placed assets in the Funds are required to forward proxies to policy holders to request voting instructions. The cost of soliciting these proxies will be borne by each Fund, to the extent of its direct operational expenses, and by FRIMCo. In addition to solicitations by mail, some of the officers and employees of the Investment Company, FRIMCo and Russell Fund Distributors, Inc., ("Distributors") without extra remuneration, may conduct additional solicitations by telephone, or facsimile or computer transmission or in person.

Who may vote at the Special Meeting?

The Board of the Investment Company has fixed the close of business on September 21, 1998, as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. The holders of 5% or more of each Fund's shares are listed in the section "Principal Shareholders" below. At the close of business on the Record Date, the total number of voting shares of each Fund issued and outstanding was the following:

               Multi-Style Equity Fund 3,980,134 Shares
               Aggressive Equity Fund  1,737,033 Shares
               Non-U.S. Bond Fund  1,603,391 Shares
               Core Bond Fund  2,373,899 Shares

     The total number of voting shares of the Investment Company issued and outstanding was 9,694,457.

The holder of record of each full share of beneficial interest of each Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Special Meeting or any adjournments thereof, with a proportionate vote for each fractional share.

What other business will be discussed at the Special Meeting in Lieu of Annual Meeting?

The Board of Trustees does not intend to present any matters before the Special Meeting in Lieu of Annual Meeting other than as described in this Proxy Statement, and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. If any other matter legally comes before the meeting, your shares will be voted in accordance with the instructions of the Board of Trustees of the Investment Company, and in the judgment of the named proxies.

What if a  quorum  is not  present  at the  Special  Meeting  in Lieu of  Annual
Meeting?

In the event a quorum is not present at the Special Meeting in Lieu of Annual Meeting or sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such proposal. They will vote in favor of an adjournment all other proxies which they are entitled to vote. The costs of any such additional solicitation and of any adjourned session will be borne by the Investment Company. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum.

                                       PRINCIPAL SHAREHOLDERS

     As of September 21, 1998, the only persons known by the Investment Company to be beneficial owners of more than 5% of the Investment Company's voting securities were: [Insurance Companies].

                                       ADDITIONAL INFORMATION

How are the Funds Distributed?

Distributors, located at 909 A Street, Tacoma, WA 98402, a wholly-owned subsidiary of FRIMCo, serves as the principal underwriter of the Investment Company's shares. Distributors receives no compensation from the Investment Company for its services.

Massachusetts State Law Considerations

The Investment Company is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Master Trust Agreement of the Investment Company contains an express disclaimer of shareholder liability for acts or obligations of the Investment Company and provides for indemnification and reimbursement of expenses out of the Investment Company's property for any shareholder held personally liable for the obligations of the Investment Company. The amended Master Trust Agreement also provides that the Investment Company may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Investment Company, the shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability also is limited to circumstances in which both inadequate insurance exists and the Investment Company itself is unable to meet its obligations.

Under Massachusetts law, the Investment Company is not required to hold annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. Each Fund may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. In addition, a meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders such as that provided in Section 16(c) of the 1940 Act. The Investment Company is holding the Special Meeting because of the items that must be presented for Shareholders' consideration and approval.

As of September 21, 1998, the officers and Trustees of the Investment Company as a group beneficially owned less than 1% of the shares of each Fund outstanding on such date.

Annual and Semi-Annual Reports

A Fund will furnish, without charge, a copy of the Fund's Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, to a Shareholder upon request. A Shareholder may receive the report by writing to the Secretary, Russell Insurance Funds, 909 A Street, Tacoma, Washington 98402 or by telephoning 1-800-832-6688.



                                            By Order of the Trustees,



                                            Karl J. Ege
                                            Secretary


October ___, 1998

                                    EXHIBITS TO PROXY STATEMENT

Exhibit

A.  List of Money Managers for the Underlying Funds.

B. Present Management Agreement (the "Management Agreement") between the Investment Company and FRIMCo.

RUSSELL INSURANCE FUNDS                                                    PROXY

SPECIAL MEETING OF SHAREHOLDERS NOVEMBER 19, 1998

The undersigned hereby revokes all previous proxies for the undersigned's shares and appoints Gregory J. Lyons and Rick Chase, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Russell Insurance Funds (the "Investment Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of the Investment Company, at 909 A Street, Tacoma, WA 98402 at 11:00 a.m., local time, on Thursday, the 19th day of November 1998, including any adjournment thereof, upon such business as may properly be brought before the Special Meeting.

                                                     FOR    AGAINST      ABSTAIN

No. 1  To  elect  the  Board  of   Trustees  of  the
       Investment Company: (To withhold your vote for a nominee, strike out the name of the nominee below.)
       a.  Lynn L. Anderson
       b.  Paul E. Anderson
       c.  Paul Anton, Ph.D.
       d.  William E. Baxter
       e.  Lee C. Gingrich
       f.  Eleanor W. Palmer

No. 2  To     ratify      the      selection      of
       PricewaterhouseCoopers     LLP     as     the
       independent  accountants  for the  Investment
       Company.
No. 3  To approve a new  management  agreement  with
       Frank Russell  Investment  Management Company
       ("FRIMCo"),  the current  investment  manager
       to the  Investment  Company,  to take  effect
       upon  the   acquisition   of  Frank   Russell
       Company  by  The  Northwestern   Mutual  Life
       Insurance Company.

No. 4  To   approve   a   change   to  each   Fund's
       fundamental     investment      restrictions,
       authorizing a higher borrowing level for the purpose of meeting redemptions.

                                                        GRANT          WITHHOLD
       To consider and act upon any other business which may legally come before the meeting

     PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES TO THE BOARD, TO RATIFY THE SELECTION OF ACCOUNTANTS, AND IN FAVOR OF THE PROPOSALS TO APPROVE A MANAGEMENT AGREEMENT AND TO AMEND CERTAIN FUNDAMENTAL RESTRICTIONS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS ARE NOT AWARE AT THIS TIME, THE PROXY HOLDERS MAY VOTE IN ACCORDANCE WITH THE VIEWS OF THE TRUSTEES THEREON. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

                                    Dated:


                                    Signature

                                    Signature

Note:   Please  sign  exactly  as  your  name  appears  on  the
proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                             EXHIBIT A


As of the date of this Proxy Statement, the money mangers for the Funds, along with their addresses, are as follow:

Multi-Style Equity Fund

Chancellor LGT Asset Management, Inc., 1166 Avenue of the Americas, New York, NY 10036 Equinox Capital Management Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022 Westpeak Investment Advisors, LP, 1011 Walnut Street, Suite 400, Boulder, CO 80302

Aggressive Equity Fund

Rothschild Asset Management, Inc., 1251 Avenue of the Americas, 51st Floor, New York, NY 10020 Westpeak Investment Advisors, LP, 1011 Walnut Street, Suite 400, Boulder, CO 80302


Non-U.S. Fund

J.P. Morgan Investment Management, Inc., 522 Fifth Avenue, 14th Floor, New York, NY 10036 Oechsle International Advisors, One International Place, 44th Floor, Boston, MA 02110 The Boston Company Asset Management, One Boston Place, 14th Floor, Boston, MA 02108

Core Bond Fund

Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660 Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02110

                                             EXHIBIT B

                                        MANAGEMENT AGREEMENT


THIS MANAGEMENT AGREEMENT made this 5th day of August , 1996 between RUSSELL INSURANCE FUNDS, a Massachusetts business trust hereinafter called the "Trust") and FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY, a Washington corporation hereinafter called "FRIMCo."

WHEREAS, the Trust has been organized by and at the expense of a company affiliated with FRIMCo and operates as an investment company of the "series" type registered under the Investment Company Act of 1940 ("1940 Act") for the purpose of investing and reinvesting its assets in portfolios of securities, each of which has distinct investment objectives and policies (each distinct portfolio being referred to herein as a "Sub-Trust"), as set forth more fully in its Master Trust Agreement, its Bylaws and its Registration Statements under the 1940 Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance, and facilities of a manager and to have a manager perform for its various management, administrative, statistical, research, money manager selection, investment management, and other services; and

WHEREAS, FRIMCo is registered as an investment adviser under the Investment Adviser's Act of 1940 and will engage in the business of rendering investment advisor, counseling, money manager recommendation, and supervisory services to investment consulting clients; and FRIMCo and its affiliated corporations have undertaken the initiative and expense of organizing the Trust in order to have a means to commingle assets for certain investors to have access to and utilize the "Multi-Style, Multi-Manager" method of investment and to provide services to the Trust in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the trust and FRIMCo agree as follows:

1. Employment of FRIMCo. The Trust hereby employs FRIMCo to manage the investment and reinvestment of the Trust's assets and to act as a discretionary Money Manager to certain of the Sub-Trusts in the manner set forth in Section 2(B) of this Agreement, and to administer its business and administrative operations, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. FRIMCo hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. FRIMCo shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way.

2. Obligations of and Services to be provided by FRIMCo. FRIMCo undertakes to provide the services hereinafter set forth and to assume the following obligations:

        A.     Management and Administrative Services.

               (1) FRIMCo shall furnish to the Trust adequate (a) office space, which may be space within the offices of FRIMCo or in such other place as may be agreed upon from time to time, (b) office furnishing, facilities, and equipment as may be reasonably required for managing and administering the business and operations of the Trust, including (i) complying with the business trust, securities, and tax reporting requirements of the United States and the various states in which the Trust does business, (ii) conducting correspondence and other communications with the shareholders of the Trust ("Shareholders"), and (iii) maintaining or supervising the maintenance of all internal bookkeeping, accounting, and auditing services and records in connection with the Trust's investment and business activities. The Trust agrees that its shareholder recordkeeping services, the computing of net asset value and the preparation of certain of its records required by Rule 31 under the 1940 Act are maintained by the Trust's Transfer Agent, Custodian, and Money Managers, and that with respect to these records FRIMCo's obligations under this Section 2(A) are supervisory in nature.

               (2) FRIMCo shall employ or provide and compensate the executive, administrative, secretarial, and clerical personnel necessary to supervise the provision of the services set forth in sub-paragraph 2(A)(1), and shall bear the expense of providing such services except as provided in Section 4 of this Agreement. FRIMCo shall also compensate all officers and employees of the Trust who are officers or employees of FRIMCo, or its affiliated companies.

        B.     Investment Management Services.

               (1) The Trust intends to appoint one or more persons or companies ("Money Manager[s]") for each of the Sub-Trusts or segments thereof, and each Money Manager shall have full investment discretion and shall make all determinations with respect to the investment of a Sub-Trust's assets assigned to the Money Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision. FRIMCo shall not be responsible or liable for the investment merits o any decision by a Money Manager to purchase, hold, or sell a security for a Sub-Trust portfolio.

               (2) FRIMCo shall, subject to and in accordance with the investment objectives and policies of the Trust and each Sub-Trust and any directions which the Trust's Board of Trustees may issue to FRIMCo, have: (i) overall supervisory responsibility for the general management and investment of the Trust's assets and securities portfolios; and (ii) full investment discretion to make all determinations with respect to the investment of Sub-Trust assets not assigned to a Money Manager.

               (3) FRIMCo shall develop overall investment programs and strategies for each Sub-Trust, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Trustees concerning the implementation of the Programs.

               (4)    FRIMCo  shall  research and  evaluate  Money  Managers and shall advise the Board of Trustees of the Trust of the Money Managers which FRIMCo believes are best suited to invest the assets of each Sub-Trust; shall monitor and evaluate the investment performance of each Money Manager employed by the Trust; shall determine the portion of each Sub-Trust's assets to be managed by each Money Manager; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a
                      fiduciary  for  the  Trust  shall   compensate  the  Money
                      Managers.

               (5) FRIMCo shall render to the Trust's Board of Trustees such periodic reports concerning the Trust's and Sub-Trust's business and investments as the Board of Trustees shall reasonably request.

        C.     Use of Frank Russell Company Research.

               FRIMCo is hereby authorized and expected to utilize the research and other resources of Frank Russell Company, its corporate parent, or any predecessor organization, in providing the Investment Management Services specified in Subsection "B," above. Neither FRIMCo nor the Trust shall be obligated to pay any fee to Frank Russell Company for these services.

          D. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

               FRIMCo will make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by federal and state securities laws, and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trust's shares.

        E.     Other Obligations and Services.

               FRIMCo shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Trust and its investment activities.

3. Execution and Allocation of Portfolio Brokerage Commissions. FRIMCo or the Money Managers, subject to and in accordance with any directions which the Trust's Board of Trustees may issue from time to time, shall place, in the name of the Trust, orders for the execution of the Sub-Trust's portfolio transactions. When placing such orders, the primary objective of FRIMCo and Money Managers shall be to obtain the best net price and execution for the Trust, but this requirement shall not be deemed to obligate FRIMCo or a Money Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Trust recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 28(e)(3) of the Securities and Exchange Act of 1934) or statistical quotations and other information to the Trust, FRIMCo and/or the Money Managers in accord with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Trust will benefit, directly or indirectly, by doing so, FRIMCo or a Money Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Trust and FRIMCo agree that FRIMCo and the Money Managers shall select brokers for the execution of the Sub-Trust's portfolio transactions from among:

  A. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Trust, specifically including the quotations necessary to determine the Trust's net assets, in such amount of total brokerage as may reasonably be required in light of such services;

  B. Those brokers and dealers supply brokerage and research services to FRIMCo and/or its affiliated corporations, or the Money Managers, which relate directly to portfolio securities, actual or potential, of the Trust, or which place FRIMCo or Money Managers in a better position to make decisions in connection with the management of the Trust's assets and portfolios, whether or not such data may also be useful to FRIMCo and its affiliates, or the Money Managers and their affiliates, in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required; and

  C. Frank Russell Securities, Inc., an affiliate of FRIMCo, when FRIMCo or Money Manager has determined that the Trust will receive competitive execution, price, and commission. FRIMCo shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed with Frank Russell Securities, Inc., and the manner in which the allocation has been accomplished.

        FRIMCo agrees and each Money Manager will be required to agree, that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with FRIMCo's or Money Manager's primary duty to obtain the best net price and execution for the Trust.

4. Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by FRIMCo herein, which expressly assumed by FRIMCo herein, which expenses payable by the Trust shall include:

        A.     Fees for the services of the Money Manager;

        B.     Expenses of all audits by independent public accountants;

        C. Expenses of transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

        D.     Expenses  of  custodial  services   including   recordkeeping
               services provided by the Custodian;

        E. Expenses of obtaining quotations for calculating the value of the Trust's net assets;

        F. Expenses of obtaining Portfolio Activity Reports and Analyses of International Management reports for each portfolio of each Sub-Trust;

        G.     Expenses of maintaining each Sub-Trust's tax records;

        H. Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of FRIMCo;

        I.     Taxes levied against the Trust;

        J. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

        K.     Cots, including the interest expense, of borrowing money;

        L. Costs and/or fees incident to meetings of the Trust, the preparation and mailings of prospectuses and reports of the Trust to its Shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities authorities;

        M. Legal fees, including the legal fees related to the registration and continued qualification of the Trust shares for sale;

        N. Costs of printing stock certificates representing shares of the Trust;

        O. Trustees' fees and expenses to Trustees who are not officers, employees, or stockholders of FRIMCo or any of its affiliates;

        P.     The Trust's pro rata  portion of the  fidelity  bond  required by
               Section 17(g) of the 1940 Act, or other insurance premiums;

        Q.     Association membership dues; and

        R. Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees, Shareholders, distributors, and agents with respect thereto.

5. Activities and Affiliates of FRIMCo.

        A. The services of FRIMCo and its affiliated corporations to the Trust hereunder are not to be deemed exclusive, and FRIMCo and any of its affiliates shall be free to render similar services to others.

               (1) FRIMCo and its affiliated corporations shall use the same skill and care in the management of the Sub-Trust's portfolios as they use in the administration of other accounts to which they provide asset management consulting and manager selection services, but they shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis their other clients.

               (2) The Trust expressly recognizes that Frank Russell Investment Company ("FRIC") is a client of FRIMCo and that Frank Russell Trust Company ("Trust Company"), a corporation affiliated with FRIMCo, is also a client of a corporation affiliated with FRIMCo and each of FRIC and Trust Company receives substantially the same portfolio structuring and money manager selection services from the affiliate as does the Trust; that each of FRIC and Trust Company has, or may have, commingled investment funds with substantially the same investment objectives, strategies, and programs as the Trust; that each of FRIC and the Trust was organized by and at the expense of FRIMCo or of a corporation affiliated with FRIMCo for the express purpose of offering the same type of investment management services to the Trust's Shareholders, at least some of whom could not obtain these services through FRIC or Trust Company, as FRIC provides to its Shareholders and as Trust Company provides to its trust customers; and that over time FRIC, Trust Company and the Trust may utilize some of the same money managers and have similar portfolio securities holders.

     B. Subject to and in accordance with the Master Trust Agreement (as defined below) and Bylaws of the Trust and to Section 10(a) of the 1940 Act, it is understood that Trustees, officers, agents, and Shareholders of the Trust are or may be interested in FRIMCo or its affiliates as directors, agents, or stockholders of FRIMCo or its affiliates are or may be interested in the Trust as Trustees, officers, agents, Shareholders, or otherwise; that FRIMCo or its affiliates may be interested in the Trust as Shareholders or otherwise; and that the effect of any such interests shall be governed by said Master Trust Agreement, Bylaws, and the 1940 Act.

6. Compensation of FRIMCo.

        FRIMCo shall receive from each of the following Sub-Trusts an annual management fee, accrued daily at the rate of 1/365th of the applicable management fee and payable following the last day of each month. The annual management fee, including the fee payable to the Money Managers (for each respective Sub-Trust), shall be computed based on the following annual percentage of each Sub-Trust's average daily net assets during the month:

               Multi-Style Equity                         0.78%
               Aggressive Equity                          0.95
               Non-U.S.                                   0.95
               Core Bond                                  0.60
               Money Market Liquidity                     0.25

        From this management fee, FRIMCo, acting as a fiduciary of the Trust, shall compensate the Money Managers.

7. Liabilities of FRIMCo.

        A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of FRIMCo or its corporate affiliates, FRIMCo and its corporate affiliates shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security.

        B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or FRIMCo and its corporate affiliates, from liability in violation of Section 17(h) and (i) of the 1940 Act.

8.      Renewal and Termination.

        A. This Agreement shall become effective on and as of August 5, 1996 and shall continue in effect as to each Sub-Trust until May 31, 1998. The Agreement is renewable annually thereafter for successive one-year periods (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Sub-Trust, by a vote of a majority of the outstanding voting securities of that Sub-Trust, and in either case by a majority of the Trustees who are not parties to the Agreement or interested person of any parties to the Agreement (other than as Trustees of the Trust), cast in person at a meeting called for purposes of voting on the Agreement; provided, however, that if the Shareholders of any one or more Sub-Trusts fail to approve the Agreement as provided herein, FRIMCo may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulations thereunder.

        B.     This Agreement:

               (a) May at any time be  terminated  without the payment of any penalty either by vote of the Board of Trustees of the Trust or, as to any Sub-Trust, by vote of a majority of the outstanding voting securities of the Sub-Trust, on 60 days' written notice to FRIMCo;

               (b) Shall immediately terminate in the event of its assignment;
                   and

               (c) May be terminated by FRIMCo on 60 days' written notice to the
                   Trust.

        C. As used in this Section 8, the Terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.

        D. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Reservation of Name. The parties hereto acknowledge that Frank Russell Company has reserved the right to grant the non-exclusive use of the name "Russell," or any derivative thereof, to any other investment company, investment advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Russell." In the event that Frank Russell Company should elect to withdraw the use of the name "Russell" from the Trust, the Trust will submit the question of continuing this Agreement to a vote of its Shareholders.

11. Limitation of Liability. The Master Trust Agreement, dated July 11, 1996, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name Russell Insurance Funds means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees, or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Master Trust Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                             RUSSELL INSURANCE FUNDS


                                            By:
Gregory J. Lyons, Assistant Secretary            Lynn L. Anderson, President


                            FRANK RUSSELL INVESTMENT
                               MANAGEMENT COMPANY


                                            By:
Gregory J. Lyons, Assistant Secretary           Eric A. Russell, President


FRANK RUSSELL COMPANY agrees to provide consulting services without charge to the Trust upon the request of the Board of Trustees or officers of the Trust, or upon the request of Manager pursuant to Section 2(C).

                              FRANK RUSSELL COMPANY


                                            By:
J. David Griswold, Assistant Secretary         Michael J. A. Phillips, President